DSLA Mortgage Pass-Through Certificates

Series 2004-AR1

Preliminary Marketing Materials

$903,363,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: August 2, 2004

DSLA Mortgage Pass-Through Certificates

Series 2004-AR1

$903,363,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal/ Notional Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings [Moody’s/S&P]
A-1	$339,037,000	3.65 / 3.99	1-117 / 1-480	Floating Rate (3)	Senior	Aaa/AAA
A-2A	$408,604,000	3.50 / 3.83	1-117 / 1-480	Floating Rate (3)	Super Senior	Aaa/AAA
A-2B	$102,151,000	4.16 / 4.56	1-117 / 1-480	Floating Rate (3)	Senior/Mezz	Aaa/AAA
B-1	$23,091,000	6.35 / 7.11	1-117 / 1-480	Floating Rate (6)	Subordinate	Aa2/AA
B-2	$17,549,000	6.35 / 7.11	1-117 / 1-480	Floating Rate (6)	Subordinate	A2/A
B-3	$12,931,000	6.35 / 7.11	1-117 / 1-480	Floating Rate (6)	Subordinate	Baa2/BBB
X-1	$849,792,000	Not Marketed Hereby		Fixed (4)	Senior/NAS IO	Aaa/AAA
X-2	$923,687,611			Floating Rate (5)	Senior/WAC IO	Aaa/AAA
R	$100	Not Marketed Hereby			Senior/Residual	Aaa/AAA
B-4	$6,003,000	Privately Offered Certificates			Subordinate	Ba2/BB
B-5	$9,236,000				Subordinate	NR/B
B-6	$5,085,511				Subordinate	NR/NR
Total:	$923,687,611

(1)

Distributions on the Class A-1 and Class R Certificates will be derived primarily from the Group 1 Mortgage Loans (as described herein).  Distributions on the Class A-2A and Class A-2B Certificates will be derived primarily from the Group 2 Mortgage Loans (as described herein).  Distributions on the Class X and Subordinate Certificates will be derived primarily from all the Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class A, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Optional Call Date (as described herein) and to Maturity.

(3)

On each Distribution Date, the Certificate Interest Rate for the Class A Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which  margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap (as defined herein) and (iii) [10.50%].

(4)

The notional balance of the Class X-1 Certificates shall at all times equal the sum of the notional balances of its two components: the X-1A1 Component and the X-1A2 Component.  For any Distribution Date prior to the Distribution Date in [March 2008] , the component notional balance of the X-1A1 Component shall equal the lesser of  (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class A-1 Certificates immediately prior to such Distribution Date.  For any Distribution Date prior to the Distribution Date in [March 2008], the component notional balance of the X-1A2 Component shall equal the lesser of (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class A-2A and Class A-2B Certificates immediately prior to such Distribution Date.  Beginning on the Distribution Date in [March 2008], the notional balance of the Class X-1 Certificates Date will be equal to zero.  The Certificate Interest Rate for the Class X-1 Certificates will be equal to [__]%.  Principal will not be distributed on the Class X-1 Certificates.

(5)

The Class X-2 Certificates will consist of one interest only component and two principal only components.  The interest only component will have a notional balance equal to the aggregate principal balance of the LIBOR Certificates.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess (i) of the weighted average of the related Net WAC Caps on the LIBOR Certificates over (ii) the sum of (a) the weighted average of Certificate Interest Rates of the Certificates (other than the Class X-2 Certificates) and (b) the insurance premium rate multiplied by a fraction, the numerator of which is the principal balance of the Class A-2B Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.  The principal only components of the Class X-2 Certificates will have initial principal balances equal to zero, which principal balances will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the related principal only component of the Class X-2 Certificates, as described herein .

(6)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) [10.50]%.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Insurance Policy

Provider:

Ambac Assurance Corporation.

Servicer:

Downey Savings and Loan Association, F.A.

Master Servicer:

Wells Fargo Bank, N.A.

Trustee:

U.S. Bank National Association.

Originator:

Downey Savings and Loan Association, F.A.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates as specified on the prior page.  The Class B-6 Certificates will not be rated.

Cut-off Date:

August 1, 2004.

Expected Pricing Date:

July [29], 2004.

Closing Date:

On or about August [31], 2004.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in September 2004.

Servicing Fee:

0.375% per annum of the principal balance of each Mortgage Loans.

Certificates:

The “Senior Certificates” will consist of the Class A-1, Class A-2A , Class A-2B (the “Class A Certificates”), Class X-1 and Class X-2 Certificates (the “Class X Certificates”) and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A and the Subordinate Certificates are collectively referred to herein as the “LIBOR Certificates.” The Class A, Class B-1, Class B-2 and Class B-3 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class A, Class B-1, Class B-2 and Class B-3 Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for the Class A-1, Class B-1, Class B-2 and Class B-3 Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (with respect to the Class A-1 and Subordinate Certificates, on an Actual/360 basis and with respect to the Class A-2A and Class A-2B Certificates, on a 30/360 basis).  The interest accrual period for the Class X-1 and Class X-2 Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Class A, Class X-1, Class X-2 and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of August 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $865,677,849 (the “Mortgage Loans”). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years, with an aggregate principal balance of approximately $345,375,131.  The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years with an aggregate principal balance of approximately $520,302,718.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).  After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.   As of the Cut-off Date 41.97% of the Mortgage Loans are in the initial fixed rate period.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

On the Closing Date, the aggregate principal balance of the Mortgage Loans, the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, as of the Cut-off Date, is expected to be approximately $923,687,611, $368,518,993 and $555,168,618, respectively, subject to an increase or decrease of up to 10%.  It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (110%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Credit Enhancement for the Certificates will consist of:

(i) Senior/subordinate, shifting interest structure (the credit enhancement information shown below is subject to final rating agency approval):

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [8.00]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [5.50]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.60]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [2.20]% total subordination.

and

(ii) for the Class A-2B Certificates only, a monoline insurance policy (“The Policy”).

The Policy:

The Policy will guarantee the timely payment of interest and ultimate payment of principal on the Class A-2B Certificates.

Shifting Interest:

Until the first Distribution Date occurring after August 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and the principal only components of the Class X-2 Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

September 2004 – August 2014

0% Pro Rata Share

September 2014 – August 2015

30% Pro Rata Share

September 2015 – August 2016

40% Pro Rata Share

September 2016 – August 2017

60% Pro Rata Share

September 2017 – August 2018

80% Pro Rata Share

September 2018 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, the principal only components of the Class X-2 Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in September 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in September 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and the principal only components of the Class X-2 Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and the principal only components of the Class X-2 Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class A-1 Certificates is equals the product of (i) the excess of (a) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date, over (b) the product of the (I) Certificate Interest Rate for the Class X-1 Certificates and (II) a fraction, the numerator of which is the X-1A1 component notional balance for such Distribution Date and the denominator of which is the aggregate principal balance of the Class A-1 Certificates immediately prior to such Distribution Date, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period for the Class A-1 Certificates.

The “Net WAC Cap” for the Class A-2A Certificates equals the excess of (a) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date, over (b) the product of the (I) Certificate Interest Rate for the X-1 Certificates, and (II) a fraction, the numerator of which is the X-1A2 component notional balance for such Distribution Date and the denominator of which is the aggregate principal balance of the Class A-2A and Class A-2B Certificates immediately prior to such Distribution Date.

The “Net WAC Cap” for the Class A-2B Certificates equals the excess of (a) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date, over (b) the sum of (I) the product of the (A) Certificate Interest Rate for the X-1 Certificates multiplied by (B) a fraction, the numerator of which is the X-1A2 component notional balance for such Distribution Date and the denominator of which is the aggregate principal balance of the Class A-2A and Class A-2B Certificates immediately prior to such Distribution Date, and (II) the insurance premium rate for such Distribution Date.

The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, weighted on the basis of the related Group Subordinate Amounts, multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period for the Subordinate Certificates.

The “Group Subordinate Amount” for either of the Group 1 or Group 2 Mortgage Loans and any Distribution Date is the excess of (i) the aggregate principal balance of the Mortgage Loans in such Group on the first day of the month preceding such Distribution Date, over (ii) the sum of (a) aggregate principal balance of the Class A Certificates related to such Group immediately prior to such Distribution Date, and (b) the aggregate principal balance of the principal only components of the Class X-2 Certificates related to such Group immediately prior to such Distribution Date.

Carryover Shortfall

Amount:

If on any Distribution Date, the one month LIBOR plus the related margin for the LIBOR Certificates is greater than or equal to the related Net WAC Cap, then such Class or Classes will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the related Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, for each Class the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class A Certificates will be paid first (pro-rata, if applicable) from payments made pursuant to the related Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X-2 Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-2 Certificates).  Carryover Shortfall Amounts will be paid to holders of the Class B-1, Class B-2 and Class B-3 Certificates, sequentially, in that order, to the extent of any remaining Class X-2 interest.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class A-1 Certificates and for any Distribution Date equals the Net WAC Cap for the Class A-1 Certificates, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class A-2A and Class A-2B Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date and (B) weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (II) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Rate Cap” for the Class X-2 Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-2 Certificates, computed for this purposes by (i) substituting for the words “weighted average of the Net WAC Caps on the LIBOR Certificates” in clause (i) in the definition thereof the words “weighted average of the Adjusted Rate Caps on the LIBOR Certificates,” and (ii) computing the weighted average of the Certificate Interest Rates of the Certificates (other than the Class X-2 Certificates) by substituting “Adjusted Rate Cap” for “Net WAC Cap” in the definition of Certificate Interest Rate for each Class of LIBOR Certificates.

Deferred Interest:

The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:

The “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments and (b) zero.  The amount of current interest on the Certificates will be reduced by the Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.

.

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a series of “Yield Maintenance Agreements”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of each of the Class A Certificates.  The notional balance of each Yield Maintenance Agreements and the related strike rates are in the tables below.  The notional balance of the YMA for each of the Class A Certificates is subject to a maximum equal to the aggregate principal balance of the related Class A Certificates.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate.  For each YMA, such payments will be capped at its maximum amount when one-month LIBOR equals or exceeds [10.50]%.  The Yield Maintenance Agreements will terminate after the Distribution Date in January 2015.  Any payments received from the Yield Maintenance Agreements will be used to pay Carryover Shortfall Amounts on the related Class A Certificates.

Yield Maintenance Agreement Schedule and Strike Rates
For Class A-1 Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	36	180,641,802	8.89604	71	89,810,103	9.64046	106	45,471,649	9.32992
2	331,709,815	8.65875	37	176,680,617	8.90437	72	88,091,681	9.32949	107	44,589,264	9.64093
3	326,526,598	8.40179	38	172,793,939	9.20750	73	86,405,516	9.32950	108	43,723,593	9.32995
4	321,423,850	8.70454	39	168,980,387	8.91648	74	84,751,063	9.64049	109	42,874,322	9.32997
5	316,400,240	8.44530	40	165,238,606	9.21978	75	83,127,731	9.32952	110	42,041,145	9.64098
6	311,454,463	8.46647	41	161,567,267	8.92814	76	81,534,940	9.64052	111	41,223,761	9.33000
7	306,585,236	9.39660	42	157,965,062	8.93380	77	79,972,121	9.32954	112	40,421,875	9.64102
8	301,791,298	8.50766	43	154,430,713	9.97262	78	78,438,715	9.32955	113	39,635,196	9.33003
9	297,071,407	8.81196	44	150,962,961	9.32923	79	76,934,174	10.32916	114	38,863,439	9.33005
10	292,424,347	8.54738	45	148,097,694	9.64021	80	75,457,960	9.32958	115	38,106,327	10.32971
11	287,848,919	8.85228	46	145,286,075	9.32925	81	74,009,546	9.64058	116	37,363,583	9.33008
12	283,338,139	8.58569	47	142,527,106	9.64023	82	72,588,411	9.32960	117	36,634,940	9.64110
13	278,842,332	8.60420	48	139,819,784	9.32926	83	71,194,049	9.64060	118	35,920,134	9.33011
14	274,384,300	8.90980	49	137,163,099	9.32927	84	69,825,943	9.32962	119	35,218,904	9.64114
15	269,995,919	8.64026	50	134,556,186	9.64026	85	68,483,573	9.32964	120	34,530,998	9.33015
16	265,676,033	8.94643	51	131,998,119	9.32929	86	67,166,506	9.64064	121	33,856,164	9.33017
17	261,423,506	8.67511	52	129,487,990	9.64027	87	65,874,271	9.32966	122	33,194,159	9.64119
18	257,237,223	8.69210	53	127,024,906	9.32931	88	64,606,404	9.64066	123	32,544,742	9.33020
19	253,116,087	9.64188	54	124,607,994	9.32931	89	63,362,451	9.32969	124	31,907,677	9.64123
20	248,911,369	8.72481	55	122,236,395	10.32889	90	62,141,965	9.32970	125	31,282,732	9.33024
21	244,773,894	9.03192	56	119,909,265	9.32933	91	60,944,508	9.97314	126	0	0.00000
22	240,156,938	8.75278	57	117,625,777	9.64032	92	59,769,651	9.32972
23	235,620,818	9.05693	58	115,385,120	9.32935	93	58,616,971	9.64073
24	231,159,101	8.77653	59	113,186,497	9.64034	94	57,486,054	9.32975
25	226,728,649	8.78796	60	111,029,104	9.32937	95	56,376,495	9.64076
26	222,376,265	9.09256	61	108,912,131	9.32938	96	55,287,884	9.32978
27	217,999,283	8.81007	62	106,834,891	9.64037	97	54,219,814	9.32979
28	213,700,512	9.11471	63	104,796,644	9.32940	98	53,171,928	9.64080
29	209,478,538	8.83111	64	102,796,666	9.64039	99	52,143,848	9.32982
30	205,331,975	8.84135	65	100,834,242	9.32942	100	51,135,206	9.64083
31	201,259,462	9.79977	66	98,908,675	9.32943	101	50,145,637	9.32985
32	197,259,659	8.86128	67	97,019,277	10.32902	102	49,174,785	9.32986
33	192,986,248	9.16587	68	95,165,376	9.32945	103	48,222,300	10.32951
34	188,793,127	8.87896	69	93,346,311	9.64044	104	47,287,840	9.32989
35	184,678,808	9.18383	70	91,561,432	9.32947	105	46,371,066	9.64090

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance Agreement Schedule and Strike Rates
For Class A-2A Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	36	211,054,996	9.16696	71	105,075,745	9.61282	106	53,310,902	9.61335
2	397,607,736	8.63104	37	206,433,595	9.17559	72	103,070,184	9.61284	107	52,280,145	9.61337
3	389,800,597	8.65429	38	201,899,013	9.18194	73	101,102,287	9.61285	108	51,268,877	9.61338
4	382,114,589	8.67711	39	197,449,644	9.18816	74	99,171,353	9.61286	109	50,276,733	9.61340
5	374,547,714	8.69952	40	193,083,907	9.19426	75	97,276,694	9.61287	110	49,303,356	9.61342
6	367,098,007	8.72151	41	188,800,255	9.20025	76	95,417,635	9.61289	111	48,348,396	9.61344
7	359,763,537	8.74311	42	184,597,166	9.20613	77	93,593,512	9.61290	112	47,411,507	9.61346
8	352,542,406	8.76431	43	180,473,147	9.61251	78	91,803,675	9.61291	113	46,492,353	9.61348
9	347,029,998	8.78513	44	176,426,735	9.61252	79	90,047,485	9.61293	114	45,590,601	9.61350
10	341,602,599	8.80558	45	173,084,264	9.61253	80	88,324,316	9.61294	115	44,705,926	9.61352
11	336,258,813	8.82566	46	169,804,318	9.61254	81	86,633,552	9.61295	116	43,838,008	9.61353
12	330,991,225	8.84537	47	166,585,735	9.61255	82	84,974,589	9.61297	117	42,986,536	9.61355
13	325,735,732	8.86457	48	163,427,374	9.61256	83	83,346,835	9.61298	118	42,151,199	9.61357
14	320,529,619	8.88345	49	160,328,117	9.61257	84	81,749,708	9.61300	119	41,331,698	9.61359
15	315,404,794	8.90200	50	157,286,866	9.61258	85	80,182,638	9.61301	120	40,527,735	9.61362
16	310,359,909	8.92023	51	154,302,542	9.61259	86	78,645,063	9.61303	121	39,739,020	9.61364
17	305,393,640	8.93815	52	151,374,088	9.61260	87	77,136,436	9.61304	122	38,965,267	9.61366
18	300,504,685	8.95576	53	148,500,465	9.61261	88	75,656,215	9.61306	123	38,206,196	9.61368
19	295,691,764	8.97308	54	145,680,653	9.61262	89	74,203,871	9.61307	124	37,461,532	9.61370
20	290,724,134	8.98955	55	142,913,654	9.61264	90	72,778,884	9.61309	125	36,731,007	9.61372
21	285,836,631	9.00576	56	140,198,484	9.61265	91	71,380,745	9.61310	126	0	0.00000
22	280,539,055	9.01862	57	137,534,180	9.61266	92	70,008,951	9.61312
23	275,333,120	9.03123	58	134,919,797	9.61267	93	68,663,013	9.61313
24	270,212,003	9.04359	59	132,354,406	9.61268	94	67,342,448	9.61315
25	265,120,143	9.05561	60	129,837,096	9.61269	95	66,046,782	9.61316
26	260,116,984	9.06746	61	127,366,972	9.61270	96	64,775,550	9.61318
27	255,013,289	9.07866	62	124,943,158	9.61271	97	63,528,298	9.61320
28	249,999,862	9.08965	63	122,564,792	9.61273	98	62,304,576	9.61321
29	245,075,797	9.10044	64	120,231,028	9.61274	99	61,103,947	9.61323
30	240,239,481	9.11103	65	117,941,036	9.61275	100	59,925,979	9.61324
31	235,489,332	9.12144	66	115,694,003	9.61276	101	58,770,248	9.61326
32	230,442,041	9.13091	67	113,489,128	9.61277	102	57,636,341	9.61328
33	225,456,661	9.14015	68	111,325,628	9.61279	103	56,523,849	9.61330
34	220,564,844	9.14924	69	109,202,733	9.61280	104	55,432,372	9.61331
35	215,764,856	9.15817	70	107,119,685	9.61281	105	54,361,518	9.61333

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance Agreement Schedule and Strike Rates
For Class A-2B Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	36	61,154,285	9.06696	71	30,446,245	9.51282	106	15,447,112	9.51335
2	102,151,000	8.53104	37	59,815,210	9.07559	72	29,865,123	9.51284	107	15,148,445	9.51337
3	102,151,000	8.55429	38	58,501,292	9.08194	73	29,294,915	9.51285	108	14,855,424	9.51338
4	102,151,000	8.57711	39	57,212,064	9.08816	74	28,735,417	9.51286	109	14,567,946	9.51340
5	102,151,000	8.59952	40	55,947,069	9.09426	75	28,186,429	9.51287	110	14,285,905	9.51342
6	102,151,000	8.62151	41	54,705,858	9.10025	76	27,647,757	9.51289	111	14,009,200	9.51344
7	102,151,000	8.64311	42	53,487,991	9.10613	77	27,119,208	9.51290	112	13,737,731	9.51346
8	102,151,000	8.66431	43	52,293,035	9.51251	78	26,600,594	9.51291	113	13,471,402	9.51348
9	100,553,751	8.68513	44	51,120,566	9.51252	79	26,091,728	9.51293	114	13,210,114	9.51350
10	98,981,134	8.70558	45	50,152,068	9.51253	80	25,592,431	9.51294	115	12,953,775	9.51352
11	97,432,744	8.72566	46	49,201,686	9.51254	81	25,102,523	9.51295	116	12,702,292	9.51353
12	95,906,433	8.74537	47	48,269,085	9.51255	82	24,621,830	9.51297	117	12,455,573	9.51355
13	94,383,627	8.76457	48	47,353,934	9.51256	83	24,150,180	9.51298	118	12,213,530	9.51357
14	92,875,128	8.78345	49	46,455,908	9.51257	84	23,687,404	9.51300	119	11,976,075	9.51359
15	91,390,183	8.80200	50	45,574,689	9.51258	85	23,233,337	9.51301	120	11,743,123	9.51362
16	89,928,402	8.82023	51	44,709,966	9.51259	86	22,787,817	9.51303	121	11,514,588	9.51364
17	88,489,399	8.83815	52	43,861,431	9.51260	87	22,350,684	9.51304	122	11,290,389	9.51366
18	87,072,799	8.85576	53	43,028,784	9.51261	88	21,921,783	9.51306	123	11,070,444	9.51368
19	85,678,230	8.87308	54	42,211,729	9.51262	89	21,500,958	9.51307	124	10,854,674	9.51370
20	84,238,833	8.88955	55	41,409,976	9.51264	90	21,088,061	9.51309	125	10,643,001	9.51372
21	82,822,654	8.90576	56	40,623,242	9.51265	91	20,682,943	9.51310	126	0	0.00000
22	81,287,654	8.91862	57	39,851,246	9.51266	92	20,285,459	9.51312
23	79,779,207	8.93123	58	39,093,715	9.51267	93	19,895,466	9.51313
24	78,295,337	8.94359	59	38,350,379	9.51268	94	19,512,825	9.51315
25	76,819,944	8.95561	60	37,620,975	9.51269	95	19,137,399	9.51316
26	75,370,252	8.96746	61	36,905,244	9.51270	96	18,769,053	9.51318
27	73,891,430	8.97866	62	36,202,931	9.51271	97	18,407,655	9.51320
28	72,438,763	8.98965	63	35,513,787	9.51273	98	18,053,076	9.51321
29	71,011,990	9.00044	64	34,837,567	9.51274	99	17,705,187	9.51323
30	69,610,642	9.01103	65	34,174,030	9.51275	100	17,363,865	9.51324
31	68,234,262	9.02144	66	33,522,940	9.51276	101	17,028,986	9.51326
32	66,771,783	9.03091	67	32,884,067	9.51277	102	16,700,430	9.51328
33	65,327,243	9.04015	68	32,257,181	9.51279	103	16,378,080	9.51330
34	63,909,813	9.04924	69	31,642,061	9.51280	104	16,061,819	9.51331
35	62,518,992	9.05817	70	31,038,487	9.51281	105	15,751,533	9.51333

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

 Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the related Class A Certificates and the related principal only components of the Class X-2 Certificates, pro rata according to the class principal balance thereof, until the related class principal balance or component has been reduced to zero, provided however that the Class A-2A Certificates’ pro rata allocation of realized losses will first be allocated to the Class A-2B Certificates until its class principal balance has been reduced to zero.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed to the Certificates in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X-2 Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X-2 Certificates);

2)

Concurrently to the Class A Certificates:

(i)

Class R, Class A-1 Certificates and the group 1 principal-only component of the Class X-2 Certificates, sequentially, in that order, from the Group 1 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

(ii)

(a)

From the first Distribution Date through and including the seventh Distribution Date, to the Class A-2A, Class A-2B and the group 2 principal-only component of the Class X-2 Certificates, sequentially, in that order; and

(b)

For each Distribution Date after the seventh Distribution Date, first, pro rata to the Class A-2A and Class A-2B Certificates and, second to the group 2 senior component of the principal-only component of the Class X-2 Certificates, sequentially, in that order, from the Group 2 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

3)

Class A Certificates on a pro rata basis, to pay the Carryover Shortfall Amount, (after giving effect to payments received under the related YMA), if any, to the extent of interest distributable to the Class X-2 Certificates;

4)

To the Insurer, any reimbursement amounts due for prior draws on the Policy;

5)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)

Class B-1 Certificates, principal allocable to such Class;

7)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)

Class B-2 Certificates, principal allocable to such Class;

9)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-3 Certificates, principal allocable to such Class;

11)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

12)

Class B-1, Class B-2 and Class B-3 Certificates, in order of seniority, the Carryover Shortfall Amount for such class, to the extent of interest distributable to the Class X-2 Certificates remaining after distributions pursuant to 3) above;

13)

Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)*

Class A-1 to Optional Call Date
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	6.98	4.86	3.65	2.31	1.61
MDUR (yr)	6.22	4.46	3.41	2.20	1.56
First Prin Pay	9/19/04	9/19/04	9/19/04	9/19/04	9/19/04
Last Prin Pay	5/19/22	5/19/17	5/19/14	12/19/10	2/19/09

Class A-1 to Maturity
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.43	5.28	3.99	2.54	1.76
MDUR (yr)	6.53	4.77	3.68	2.40	1.69
First Prin Pay	9/19/04	9/19/04	9/19/04	9/19/04	9/19/04
Last Prin Pay	8/19/44	8/19/44	8/19/44	8/19/44	8/19/44

Class A-2A to Optional Call Date
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	6.83	4.71	3.50	2.17	1.48
MDUR (yr)	6.09	4.33	3.28	2.07	1.43
First Prin Pay	9/19/04	9/19/04	9/19/04	9/19/04	9/19/04
Last Prin Pay	5/19/22	5/19/17	5/19/14	12/19/10	2/19/09

Class A-2A to Maturity
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.29	5.12	3.83	2.38	1.61
MDUR (yr)	6.40	4.63	3.54	2.25	1.55
First Prin Pay	9/19/04	9/19/04	9/19/04	9/19/04	9/19/04
Last Prin Pay	8/19/44	8/19/44	8/19/44	8/19/44	8/19/44

*Includes the effects of assumed negative amortization

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)*

Class A-2B to Optional Call Date
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.44	5.35	4.16	2.83	2.13
MDUR (yr)	6.64	4.92	3.89	2.70	2.05
First Prin Pay	4/19/05	4/19/05	4/19/05	4/19/05	4/19/05
Last Prin Pay	5/19/22	5/19/17	5/19/14	12/19/10	2/19/09

Class A-2B to Maturity
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.95	5.83	4.56	3.12	2.34
MDUR (yr)	6.98	5.27	4.21	2.94	2.24
First Prin Pay	4/19/05	4/19/05	4/19/05	4/19/05	4/19/05
Last Prin Pay	8/19/44	8/19/44	8/19/44	8/19/44	8/19/44

Class B-1 to Optional Call Date
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	11.80	8.37	6.35	4.44	3.36
MDUR (yr)	10.15	7.49	5.82	4.17	3.20
First Prin Pay	9/19/04	9/19/04	9/19/04	9/19/04	9/19/04
Last Prin Pay	5/19/22	5/19/17	5/19/14	12/19/10	2/19/09

Class B-1 to Maturity
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	12.82	9.31	7.11	5.07	3.94
MDUR (yr)	10.79	8.15	6.40	4.69	3.70
First Prin Pay	9/19/04	9/19/04	9/19/04	9/19/04	9/19/04
Last Prin Pay	8/19/44	8/19/44	8/19/44	8/19/44	8/19/44

*Includes the effects of assumed negative amortization

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)*

Class B-2 to Optional Call Date
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	11.80	8.37	6.35	4.44	3.36
MDUR (yr)	9.81	7.31	5.71	4.11	3.17
First Prin Pay	9/19/04	9/19/04	9/19/04	9/19/04	9/19/04
Last Prin Pay	5/19/22	5/19/17	5/19/14	12/19/10	2/19/09

Class B-2 to Maturity
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	12.82	9.31	7.11	5.07	3.94
MDUR (yr)	10.40	7.92	6.25	4.61	3.65
First Prin Pay	9/19/04	9/19/04	9/19/04	9/19/04	9/19/04
Last Prin Pay	8/19/44	8/19/44	8/19/44	8/19/44	8/19/44

Class B-3 to Optional Call Date
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	11.8	8.37	6.35	4.44	3.36
MDUR (yr)	9.62	7.18	5.61	4.05	3.12
First Prin Pay	9/19/2004	9/19/2004	9/19/2004	9/19/2004	9/19/2004
Last Prin Pay	5/19/2022	5/19/2017	5/19/2014	12/19/2010	2/19/2009

Class B-3 to Maturity
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	12.82	9.31	7.11	5.07	3.94
MDUR (yr)	10.15	7.73	6.10	4.51	3.57
First Prin Pay	9/19/04	9/19/04	9/19/04	9/19/04	9/19/04
Last Prin Pay	8/19/44	8/19/44	8/19/44	8/19/44	8/19/44

*Includes the effects of assumed negative amortization

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class A Certificates will be equal to approximately [10.50]% for the second Distribution Date and thereafter until the first possible Optional Call Date.

(1)

Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$865,677,849
Total Original Balance:	$865,804,019

Number Of Loans:	2,569

			Minimum		Maximum
Average Current Balance:	$336,971		$42,000		$2,000,000
Average Original Amount:	$337,020		$42,000		$2,000,000

Weighted Average Gross Coupon:	3.141%		1.250%		5.431%
Weighted Average Gross Margin:	3.098%		2.200%		4.100%
Weighted Average Max Int Rate:	10.011%		9.950%		11.400%

Weighted Average Original Ltv:	72.41%		9.04%		90.00%

Weighted Average Neg Amort Limit:	110		110		110
Weighted Average Period Pay Cap:	7.50		7.50		7.50

Weighted Average Fico Score:	703		620		828

Weighted Average Original Term:	390	months	180	months	480	months
Weighted Average Remaining Term:	389	months	178	months	480	months
Weighted Average Seasoning:	1	months	0	months	2	months

Weighted Average Next Rate Reset:	1	months	1	months	1	months
Weighted Average Rate Adj Freq:	1	months	1	months	1	months
Weighted Average Pymt Adj Freq:	12	months	12	months	12	months

Top State Concentrations ($):	92.60 % California, 2.64 % Arizona, 1.18 % New Jersey
Maximum Zip Code Concentration ($):	0.75% 91911

First Pay Date:			Jul 01, 2004		Sep 01, 2004
Paid To Date:			Jun 01, 2004		Aug 01, 2004
Mature Date:			Jun 01, 2019		Aug 01, 2044

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
42,000 - 50,000	4	187,800.00	0.02
50,001 - 100,000	37	3,269,260.81	0.38
100,001 - 150,000	179	23,062,335.75	2.66
150,001 - 200,000	289	51,263,792.59	5.92
200,001 - 250,000	352	79,983,526.56	9.24
250,001 - 300,000	366	101,499,636.55	11.72
300,001 - 350,000	337	109,689,003.99	12.67
350,001 - 400,000	311	116,584,692.57	13.47
400,001 - 450,000	181	77,052,102.30	8.90
450,001 - 500,000	181	86,517,129.97	9.99
500,001 - 550,000	91	47,888,736.70	5.53
550,001 - 600,000	78	45,425,665.57	5.25
600,001 - 650,000	42	26,544,661.73	3.07
650,001 - 700,000	42	28,482,401.59	3.29
700,001 - 750,000	29	21,231,483.40	2.45
750,001 - 800,000	19	14,881,325.00	1.72
800,001 - 850,000	7	5,817,105.46	0.67
850,001 - 900,000	4	3,510,000.00	0.41
900,001 - 950,000	6	5,551,600.86	0.64
950,001 - 1,000,000	7	6,924,458.08	0.80
1,050,001 - 1,100,000	2	2,175,000.00	0.25
1,450,001 - 1,500,000	2	2,968,300.00	0.34
1,550,001 - 1,600,000	2	3,167,829.41	0.37
1,950,001 - 2,000,000	1	2,000,000.00	0.23
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	2	381,183.28	0.04
360	1,987	650,650,082.35	75.16
420	1	338,000.00	0.04
480	579	214,308,583.26	24.76
Total	2,569	865,677,848.89	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
178 - 180	2	381,183.28	0.04
351 - 360	1,987	650,650,082.35	75.16
411 - 420	1	338,000.00	0.04
471 - 480	579	214,308,583.26	24.76
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	1,083	520,302,718.39	60.10
CON	1,486	345,375,130.50	39.90
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,924	646,197,216.18	74.65
PUD	346	136,294,718.74	15.74
Condominium	299	83,185,913.97	9.61
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	2,297	797,803,515.52	92.16
Investor	245	59,641,185.09	6.89
Second Home	27	8,233,148.28	0.95
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	1,414	451,944,263.72	52.21
Purchase	604	240,257,967.47	27.75
Rate/Term Refinance	551	173,475,617.70	20.04
Total	2,569	865,677,848.89	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	1,742	628,053,138.63	72.55
Express Documentation	496	135,065,657.72	15.60
Alternative Documentation	204	59,055,834.97	6.82
Full Documentation	127	43,503,217.57	5.03
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 10.00	1	66,000.00	0.01
10.01 - 15.00	2	125,649.00	0.01
15.01 - 20.00	5	723,500.00	0.08
20.01 - 25.00	7	1,067,000.00	0.12
25.01 - 30.00	17	3,057,900.00	0.35
30.01 - 35.00	25	4,256,727.02	0.49
35.01 - 40.00	40	7,055,110.19	0.81
40.01 - 45.00	49	11,793,366.74	1.36
45.01 - 50.00	77	22,110,122.45	2.55
50.01 - 55.00	94	28,090,211.61	3.24
55.01 - 60.00	128	41,326,882.91	4.77
60.01 - 65.00	153	54,406,616.02	6.28
65.01 - 70.00	302	102,985,598.21	11.90
70.01 - 75.00	605	218,166,385.71	25.20
75.01 - 80.00	830	295,659,529.53	34.15
80.01 - 85.00	40	11,783,056.72	1.36
85.01 - 90.00	194	63,004,192.78	7.28
Total	2,569	865,677,848.89	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	91	22,812,010.25	2.64
California	2,307	801,652,745.70	92.60
Colorado	7	1,766,800.00	0.20
Connecticut	3	530,580.42	0.06
Illinois	16	3,576,369.31	0.41
Indiana	3	390,800.00	0.05
Massachusetts	7	1,419,250.00	0.16
Missouri	2	216,470.11	0.03
Nevada	1	362,000.00	0.04
New Jersey	38	10,229,125.00	1.18
New York	14	4,323,478.03	0.50
Oregon	23	5,442,510.71	0.63
Pennsylvania	5	1,365,500.00	0.16
Rhode Island	18	3,784,280.00	0.44
Virginia	3	761,000.00	0.09
Washington	31	7,044,929.36	0.81
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	917	304,812,314.00	35.21
1.501 - 2.000	99	23,779,475.00	2.75
2.001 - 2.500	105	34,205,146.00	3.95
3.501 - 4.000	100	45,793,659.83	5.29
4.001 - 4.500	700	263,227,025.34	30.41
4.501 - 5.000	616	185,572,551.52	21.44
5.001 - 5.431	32	8,287,677.20	0.96
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	1,799	606,104,132.13	70.01
10.001 - 10.500	758	255,151,016.76	29.47
10.501 - 11.000	7	2,275,450.00	0.26
11.001 - 11.400	5	2,147,250.00	0.25
Total	2,569	865,677,848.89	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	46	20,382,805.44	2.35
2.501 - 3.000	957	371,896,982.35	42.96
3.001 - 3.500	1,154	358,298,834.28	41.39
3.501 - 4.000	407	113,694,226.82	13.13
4.001 - 4.100	5	1,405,000.00	0.16
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	46	20,382,805.44	2.35
2.501 - 3.000	957	371,896,982.35	42.96
3.001 - 3.500	1,154	358,298,834.28	41.39
3.501 - 4.000	407	113,694,226.82	13.13
4.001 - 4.100	5	1,405,000.00	0.16
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	2,569	865,677,848.89	100.00
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	8	2,886,900.00	0.33
621 - 640	232	81,050,565.63	9.36
641 - 660	348	112,221,855.43	12.96
661 - 680	413	140,146,533.79	16.19
681 - 700	352	119,289,369.77	13.78
701 - 720	282	98,895,757.35	11.42
721 - 740	263	89,554,727.53	10.35
741 - 760	253	87,036,363.27	10.05
761 - 780	209	71,836,904.97	8.30
781 - 800	163	50,303,498.60	5.81
801 - 820	45	12,275,372.55	1.42
821 - 828	1	180,000.00	0.02
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	2,569	865,677,848.89	100.00
Total	2,569	865,677,848.89	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	2,569	865,677,848.89	100.00
Total	2,569	865,677,848.89	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group I Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$345,375,131
Total Original Balance:	$345,435,228

Number Of Loans:	1,486

			Minimum		Maximum
Average Current Balance:	$232,419		$42,000		$600,000
Average Original Amount:	$232,460		$42,000		$600,000

Weighted Average Gross Coupon:	3.099%		1.250%		5.431%
Weighted Average Gross Margin:	3.209%		2.350%		4.100%
Weighted Average Max Int Rate:	10.028%		9.950%		11.400%

Weighted Average Original Ltv:	69.68%		9.04%		90.00%

Weighted Average Neg Amort Limit:	110		110		110
Weighted Average Period Pay Cap:	7.50		7.50		7.50

Weighted Average Fico Score:	704		620		828

Weighted Average Original Term:	383	months	180	months	480	months
Weighted Average Remaining Term:	382	months	178	months	480	months
Weighted Average Seasoning:	1	months	0	months	2	months

Weighted Average Next Rate Reset:	1	months	1	months	1	months
Weighted Average Rate Adj Freq:	1	months	1	months	1	months
Weighted Average Pymt Adj Freq:	12	months	12	months	12	months

Top State Concentrations ($):	87.83 % California, 3.67 % Arizona, 2.23 % New Jersey
Maximum Zip Code Concentration ($):	0.77% 90745

First Pay Date:			Jul 01, 2004		Sep 01, 2004
Paid To Date:			Jun 01, 2004		Aug 01, 2004
Mature Date:			Jun 01, 2019		Aug 01, 2044

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
42,000 - 50,000	4	187,800.00	0.05
50,001 - 100,000	37	3,269,260.81	0.95
100,001 - 150,000	179	23,062,335.75	6.68
150,001 - 200,000	288	51,107,792.59	14.80
200,001 - 250,000	352	79,983,526.56	23.16
250,001 - 300,000	366	101,499,636.55	29.39
300,001 - 350,000	231	73,424,447.60	21.26
350,001 - 400,000	12	4,502,066.68	1.30
400,001 - 450,000	5	2,138,200.00	0.62
450,001 - 500,000	7	3,338,373.96	0.97
500,001 - 550,000	2	1,061,690.00	0.31
550,001 - 600,000	3	1,800,000.00	0.52
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	2	381,183.28	0.11
360	1,210	278,045,019.46	80.51
480	274	66,948,927.76	19.38
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
178 - 180	2	381,183.28	0.11
351 - 360	1,210	278,045,019.46	80.51
471 - 480	274	66,948,927.76	19.38
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
CON	1,486	345,375,130.50	100.00
Total	1,486	345,375,130.50	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,117	260,718,875.85	75.49
Condominium	218	49,410,283.17	14.31
PUD	151	35,245,971.48	10.21
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,265	299,333,938.85	86.67
Investor	203	42,339,058.37	12.26
Second Home	18	3,702,133.28	1.07
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	893	208,389,924.96	60.34
Rate/Term Refinance	349	76,789,831.37	22.23
Purchase	244	60,195,374.17	17.43
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	897	214,591,252.88	62.13
Express Documentation	366	80,184,182.59	23.22
Alternative Documentation	142	30,599,308.25	8.86
Full Documentation	81	20,000,386.78	5.79
Total	1,486	345,375,130.50	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 10.00	1	66,000.00	0.02
10.01 - 15.00	2	125,649.00	0.04
15.01 - 20.00	5	723,500.00	0.21
20.01 - 25.00	7	1,067,000.00	0.31
25.01 - 30.00	17	3,057,900.00	0.89
30.01 - 35.00	24	3,542,227.02	1.03
35.01 - 40.00	40	7,055,110.19	2.04
40.01 - 45.00	43	8,580,599.45	2.48
45.01 - 50.00	62	13,023,331.66	3.77
50.01 - 55.00	65	13,766,782.61	3.99
55.01 - 60.00	101	24,207,231.99	7.01
60.01 - 65.00	87	20,716,404.53	6.00
65.01 - 70.00	189	43,298,435.84	12.54
70.01 - 75.00	321	78,957,478.23	22.86
75.01 - 80.00	400	98,501,132.58	28.52
80.01 - 85.00	27	6,582,992.72	1.91
85.01 - 90.00	95	22,103,354.68	6.40
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	74	12,666,368.25	3.67
California	1,270	303,357,532.36	87.83
Colorado	5	887,800.00	0.26
Connecticut	3	530,580.42	0.15
Illinois	14	2,820,019.31	0.82
Indiana	3	390,800.00	0.11
Massachusetts	7	1,419,250.00	0.41
Missouri	2	216,470.11	0.06
New Jersey	32	7,715,525.00	2.23
New York	10	2,537,449.03	0.73
Oregon	19	3,686,260.71	1.07
Pennsylvania	4	1,021,500.00	0.30
Rhode Island	15	2,648,780.00	0.77
Virginia	2	385,000.00	0.11
Washington	26	5,091,795.31	1.47
Total	1,486	345,375,130.50	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	539	125,890,693.00	36.45
1.501 - 2.000	84	17,840,475.00	5.17
2.001 - 2.500	53	12,459,270.00	3.61
3.501 - 4.000	23	5,383,962.00	1.56
4.001 - 4.500	340	84,044,646.86	24.33
4.501 - 5.000	422	94,338,427.95	27.31
5.001 - 5.431	25	5,417,655.69	1.57
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	1,054	246,691,981.45	71.43
10.001 - 10.500	428	97,644,549.05	28.27
10.501 - 11.000	3	770,850.00	0.22
11.001 - 11.400	1	267,750.00	0.08
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.350 - 2.500	8	1,863,146.00	0.54
2.501 - 3.000	417	104,066,743.56	30.13
3.001 - 3.500	760	173,972,525.63	50.37
3.501 - 4.000	296	64,067,715.31	18.55
4.001 - 4.100	5	1,405,000.00	0.41
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.350 - 2.500	8	1,863,146.00	0.54
2.501 - 3.000	417	104,066,743.56	30.13
3.001 - 3.500	760	173,972,525.63	50.37
3.501 - 4.000	296	64,067,715.31	18.55
4.001 - 4.100	5	1,405,000.00	0.41
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	1,486	345,375,130.50	100.00
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	4	793,650.00	0.23
621 - 640	118	26,464,560.22	7.66
641 - 660	222	50,359,813.60	14.58
661 - 680	244	58,029,292.87	16.80
681 - 700	198	47,104,594.47	13.64
701 - 720	156	37,042,144.01	10.73
721 - 740	144	33,339,989.21	9.65
741 - 760	146	35,284,745.98	10.22
761 - 780	110	25,513,220.26	7.39
781 - 800	110	24,327,771.12	7.04
801 - 820	33	6,935,348.76	2.01
821 - 828	1	180,000.00	0.05
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	1,486	345,375,130.50	100.00
Total	1,486	345,375,130.50	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	1,486	345,375,130.50	100.00
Total	1,486	345,375,130.50	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group II Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$520,302,718
Total Original Balance:	$520,368,791

Number Of Loans:	1,083

			Minimum		Maximum
Average Current Balance:	$480,427		$156,000		$2,000,000
Average Original Amount:	$480,488		$156,000		$2,000,000

Weighted Average Gross Coupon:	3.169%		1.250%		5.281%
Weighted Average Gross Margin:	3.024%		2.200%		4.000%
Weighted Average Max Int Rate:	10.000%		9.950%		11.050%

Weighted Average Original Ltv:	74.21%		31.76%		90.00%

Weighted Average Neg Amort Limit:	110		110		110
Weighted Average Period Pay Cap:	7.50		7.50		7.50

Weighted Average Fico Score:	702		620		813

Weighted Average Original Term:	394	months	360	months	480	months
Weighted Average Remaining Term:	393	months	358	months	480	months
Weighted Average Seasoning:	1	months	0	months	2	months

Weighted Average Next Rate Reset:	1	months	1	months	1	months
Weighted Average Rate Adj Freq:	1	months	1	months	1	months
Weighted Average Pymt Adj Freq:	12	months	12	months	12	months

Top State Concentrations ($):	95.77 % California, 1.95 % Arizona, 0.48 % New Jersey
Maximum Zip Code Concentration ($):	0.88% 95127

First Pay Date:			Jul 01, 2004		Sep 01, 2004
Paid To Date:			Jul 01, 2004		Aug 01, 2004
Mature Date:			Jun 01, 2034		Aug 01, 2044

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
156,000 - 200,000	1	156,000.00	0.03
300,001 - 350,000	106	36,264,556.39	6.97
350,001 - 400,000	299	112,082,625.89	21.54
400,001 - 450,000	176	74,913,902.30	14.40
450,001 - 500,000	174	83,178,756.01	15.99
500,001 - 550,000	89	46,827,046.70	9.00
550,001 - 600,000	75	43,625,665.57	8.38
600,001 - 650,000	42	26,544,661.73	5.10
650,001 - 700,000	42	28,482,401.59	5.47
700,001 - 750,000	29	21,231,483.40	4.08
750,001 - 800,000	19	14,881,325.00	2.86
800,001 - 850,000	7	5,817,105.46	1.12
850,001 - 900,000	4	3,510,000.00	0.67
900,001 - 950,000	6	5,551,600.86	1.07
950,001 - 1,000,000	7	6,924,458.08	1.33
1,050,001 - 1,100,000	2	2,175,000.00	0.42
1,450,001 - 1,500,000	2	2,968,300.00	0.57
1,550,001 - 1,600,000	2	3,167,829.41	0.61
1,950,001 - 2,000,000	1	2,000,000.00	0.38
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	777	372,605,062.89	71.61
420	1	338,000.00	0.06
480	305	147,359,655.50	28.32
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	777	372,605,062.89	71.61
411 - 420	1	338,000.00	0.06
471 - 480	305	147,359,655.50	28.32
Total	1,083	520,302,718.39	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	1,083	520,302,718.39	100.00
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	807	385,478,340.33	74.09
PUD	195	101,048,747.26	19.42
Condominium	81	33,775,630.80	6.49
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,032	498,469,576.67	95.80
Investor	42	17,302,126.72	3.33
Second Home	9	4,531,015.00	0.87
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	521	243,554,338.76	46.81
Purchase	360	180,062,593.30	34.61
Rate/Term Refinance	202	96,685,786.33	18.58
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	845	413,461,885.75	79.47
Express Documentation	130	54,881,475.13	10.55
Alternative Documentation	62	28,456,526.72	5.47
Full Documentation	46	23,502,830.79	4.52
Total	1,083	520,302,718.39	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
31.76 - 35.00	1	714,500.00	0.14
40.01 - 45.00	6	3,212,767.29	0.62
45.01 - 50.00	15	9,086,790.79	1.75
50.01 - 55.00	29	14,323,429.00	2.75
55.01 - 60.00	27	17,119,650.92	3.29
60.01 - 65.00	66	33,690,211.49	6.48
65.01 - 70.00	113	59,687,162.37	11.47
70.01 - 75.00	284	139,208,907.48	26.76
75.01 - 80.00	430	197,158,396.95	37.89
80.01 - 85.00	13	5,200,064.00	1.00
85.01 - 90.00	99	40,900,838.10	7.86
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	17	10,145,642.00	1.95
California	1,037	498,295,213.34	95.77
Colorado	2	879,000.00	0.17
Illinois	2	756,350.00	0.15
Nevada	1	362,000.00	0.07
New Jersey	6	2,513,600.00	0.48
New York	4	1,786,029.00	0.34
Oregon	4	1,756,250.00	0.34
Pennsylvania	1	344,000.00	0.07
Rhode Island	3	1,135,500.00	0.22
Virginia	1	376,000.00	0.07
Washington	5	1,953,134.05	0.38
Total	1,083	520,302,718.39	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	378	178,921,621.00	34.39
1.501 - 2.000	15	5,939,000.00	1.14
2.001 - 2.500	52	21,745,876.00	4.18
3.501 - 4.000	77	40,409,697.83	7.77
4.001 - 4.500	360	179,182,378.48	34.44
4.501 - 5.000	194	91,234,123.57	17.53
5.001 - 5.281	7	2,870,021.51	0.55
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	745	359,412,150.68	69.08
10.001 - 10.500	330	157,506,467.71	30.27
10.501 - 11.000	4	1,504,600.00	0.29
11.001 - 11.050	4	1,879,500.00	0.36
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	38	18,519,659.44	3.56
2.501 - 3.000	540	267,830,238.79	51.48
3.001 - 3.500	394	184,326,308.65	35.43
3.501 - 4.000	111	49,626,511.51	9.54
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	38	18,519,659.44	3.56
2.501 - 3.000	540	267,830,238.79	51.48
3.001 - 3.500	394	184,326,308.65	35.43
3.501 - 4.000	111	49,626,511.51	9.54
Total	1,083	520,302,718.39	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	1,083	520,302,718.39	100.00
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	4	2,093,250.00	0.40
621 - 640	114	54,586,005.41	10.49
641 - 660	126	61,862,041.83	11.89
661 - 680	169	82,117,240.92	15.78
681 - 700	154	72,184,775.30	13.87
701 - 720	126	61,853,613.34	11.89
721 - 740	119	56,214,738.32	10.80
741 - 760	107	51,751,617.29	9.95
761 - 780	99	46,323,684.71	8.90
781 - 800	53	25,975,727.48	4.99
801 - 813	12	5,340,023.79	1.03
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	1,083	520,302,718.39	100.00
Total	1,083	520,302,718.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	1,083	520,302,718.39	100.00
Total	1,083	520,302,718.39	100.00